UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Stillwater Mining Company

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Investor Presentation Follow-Up April 12, 2013

Disclaimer
Forward-Looking Statements
•SOME STATEMENTS CONTAINED IN THIS PRESENTATION ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION
27A OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE U.S. SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND, THEREFORE, INVOLVE UNCERTAINTIES OR RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER
MATERIALLY. ADDITIONAL INFORMATION REGARDING FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY
IS FOUND IN THE SECTION ENTITLED “RISK FACTORS” IN THE COMPANY’S ANNUAL REPORT ON FORM 10K FOR THE YEAR
ENDED DECEMBER 31, 2012 AND IN SUBSEQUENT FILINGS WITH THE SEC. THE COMPANY INTENDS THAT THE FORWARD-
LOOKING STATEMENTS CONTAINED HEREIN BE SUBJECT TO THE ABOVE-MENTIONED STATUTORY SAFE HARBORS.
INVESTORS ARE CAUTIONED NOT TO PUT UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS. THE COMPANY
DISCLAIMS ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS.
•THIS
PRESENTATION USES THE TERM “RESOURCES” TO DESCRIBE THOSE QUANTITIES OF PLATINUM-GROUP METALS,
COPPER, GOLD AND OTHER METALS THAT ARE POTENTIALLY RECOVERABLE FROM ACCUMULATIONS YET TO BE
DISCOVERED. BECAUSE OF THE UNCERTAINTY OF COMMERCIALITY AND LACK OF SUFFICIENT EXPLORATION DRILLING,
THE RESOURCES CANNOT BE CLASSIFIED AS RESERVES. INVESTORS ARE ADVISED THAT THE SECURITIES AND EXCHANGE
COMMISSION ("SEC") DOES NOT RECOGNIZE RESOURCES. ONLY PROVEN AND PROBABLE RESERVES MAY BE DISCLOSED TO
INVESTORS IN AN SEC FILING. RESOURCES HAVE A GREAT AMOUNT OF UNCERTAINTY AS TO THEIR EXISTENCE. THERE IS
NO CERTAINTY THAT ANY PORTION OF THE RESOURCES WILL BE DISCOVERED AND, IF DISCOVERED, WHETHER THEY
COULD BE DEVELOPED ECONOMICALLY. THEREFORE, INVESTORS ARE CAUTIONED NOT TO ASSUME THAT ALL OR ANY
PART OF OUR RESOURCES EXIST, OR THAT THEY CAN BE DEVELOPED ECONOMICALLY. ACCORDINGLY, INFORMATION
CONCERNING DESCRIPTIONS OF RESOURCES CONTAINED IN THIS PRESENTATION IS NOT COMPARABLE TO INFORMATION
INCLUDED IN SEC FILINGS.
•THIS
PRESENTATION CONTAINS FINANCIAL MEASURES THAT HAVE NOT BEEN PREPARED IN ACCORDANCE WITH U.S.
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“NON-GAAP FINANCIAL MEASURES”) INCLUDING EBITDA, ADJUSTED
EBITDA AND CASH COSTS. THE NON-GAAP FINANCIAL MEASURES SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR
FINANCIAL MEASURES PREPARED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”).

The Clinton Group’s Attacks on Stillwater are Not
Credible

The Clinton Group has put forth a highly unqualified slate to implement an unknown plan
The Clinton Group has presented no detailed alternative plan for our Company, just a random array of “ideas” which they clearly have not adequately analyzed
Clinton did not perform appropriate diligence on their proposed slate of Directors, as evidenced by John DeMichiei’s withdrawal as a nominee
Dr. Engles’s tenure as CEO ended with his abrupt resignation; we continue to invite him to disclose fully to shareholders the circumstances of his departure
The Clinton Group does not understand our business
Share price highly correlated to palladium cycle
Frank McAllister’s tenure began shortly after palladium’s all-time high was reached; evaluating our share price without due consideration to the palladium cycle is misplaced
Furthermore, we have been a long-term outperformer of palladium; since the palladium trough in 2003 our share price is up 450% vs.
palladium, which is up 427%
Our Company also has an exceptional cost containment record
We have contained costs significantly better than our PGM peers and other North American hard rock miners
We have maintained a consistent level of G&A in our core Montana business while continuing to improve safety and preparing our operations for growth
The Clinton Group continues to mislead investors
The Shareholder’s Agreement dated June 23, 2003 and each proxy statement since then have clearly stated that the Norilsk relationship was at arm’s-length and Norilsk had no operational control
Bulge Bracket analysts are bullish on the prospects for Stillwater
Only one Institutional Investor-ranked analyst (Barclays) covers the Company and they have an Overweight rating on our stock
(1) Based on run-rate PGM production projections. Assumes palladium to platinum production ratio of 3.4:1 and current palladium and platinum spot prices of $720 and $1,529 per ounce respectively as of April 9, 2013.
We have committed to highly strategic and attractive PGM projects in Montana that have the potential to generate 100,000 additional ounces annually of palladium and platinum. At recent PGM prices, and with cash costs per ounce benefiting from the higher production, this new production could add about $40 million per year to the Company's EBITDA, as well as offset declines due to normal reserve depletion in other mine areas (1)

The Clinton Group’s Disjointed and Mutually
Inconsistent Ideas are Not a Solid Business Plan

The Clinton Group has proposed imposing pricing collars, which would take away the full PGM price upside from our investors
Our shareholders want commodity exposure and can hedge it individually
The Clinton Group has proposed immediately tendering for the convert, which would be expensive and would leave the Company poorly capitalized in the midst of its Montana growth efforts
Similarly, the Clinton Group’s suggestions of issuing dividends or repurchasing shares would also preclude investments in PGM growth without increasing leverage
The Clinton Group has proposed converting to an MLP, which would be an unattractive option given the volatility and capital requirements of our business
No precious metals mining MLPs exist
The Clinton Group has proposed proceeding immediately with all the potential Montana growth opportunities we had analyzed back in 2010. This type of undisciplined approach:
Ignores the lack of available and experienced manpower
Ignores mine logistics and planning
Ignores the quality of ore reserves
Ignores the fact that some of the projects will require years of permitting after careful work with our neighbors and regulators
Shows that the Clinton team has no appreciation for the complex engineering requirements of mine development

The Clinton Group’s Careless Nominee Vetting Process
Nominee Causes for Concern
John DeMichiei Stillwater called attention to inconsistencies in academic record and poor safety and labor relations at Signal Peak
Clinton pulled DeMichiei from its slate of director nominees mid-solicitation
Charles R. Engles Clinton mischaracterizes Engles’s tenure as Stillwater CEO, saying he adopted a growth strategy that continues today
In fact, the Company was struggling under his leadership with no clear strategy
Engles left abruptly after 2.5 years with no explanation
Stillwater has called on him to explain this departure in a transparent and forthright manner
Seth E. Gardner Only public company board experience consists of nine weeks on Scottish Re Group’s board before it was delisted from NYSE
Despite Clinton’s assertions, he has no substantive public company board experience
Michael “Mick” McMullen Contrary to Clinton’s claims that McMullen understands the operations and financials of nearly every PGM company, he has no record of PGM experience
The mining companies he has worked with are not PGM miners
Michael McNamara No public company board or management experience
Financial analyst at a small financial advisory boutique
Only 10 years of work experience
Brian Schweitzer Was a staunch supporter of Stillwater while he was in office
No public company board or management experience and limited management experience outside of politics
Patrice Merrin Tenure on the Council on Canadian-American Relations does not count as U.S. public company board experience
Despite Clinton’s implying otherwise, her ban from the U.S. for involvement with a company that worked with the Cuban government is not inconsequential
Gregory P. Taxin Questionable investment history in mining companies, none in PGM
Investments have significantly underperformed for public shareholders

Clinton Has Proposed Questionable Nominees With Checkered Pasts
With No Plan and No Experience, They Are Not Suited To Run Stillwater

Stillwater Share Price Performance
Palladium Price ($ / ounce)
Source: Bloomberg, Capital IQ
(1) Pro forma for refinancing of credit facilities in February 2001
(2) EBITDA defined as operating income plus depreciation and amortization (FY 2000)
(3) Palladium price bottomed on 4/16/2003
Note: PGM Basket calculated based on .77 palladium and .23 platinum; market data as of 4/9/2013
Frank McAllister’s Tenure Began During a Time of
Artificially Inflated Prices
Frank McAllister started as CEO on February 12, 2001
when the palladium price was $980 / ounce
The Company’s balance sheet was over-levered, and ill-
equipped to handle the impending price correction
$200 million of bank debt
(1)
2.1x Debt / EBITDA
(2)
Covenants restricted maximum leverage to 3.0x
declining to 2.0x by the end of 2002
Norilsk provided the Company with an infusion of capital
and helped the Company avoid defaulting
Since the palladium price bottomed in 2003, Stillwater
shares are up 450%, while palladium is up 427%
(3)
$0
$200
$400
$600
$800
$1,000
$1,200
1994 1998 2002 2005 2009 2013
$0
$10
$20
$30
$40
$50
1994 1998 2002 2005 2009 2013
McAllister’s
Arrival
Norilsk
Investment
Norilsk
Investment
McAllister’s
Arrival

Cash Cost Increases (2008 – 2012 Compound Annual Growth Rate)
Source: Company filings.
PGM Producer Diversified Peers
7
Stillwater has a Better Track Record for Controlling
Operating Costs Relative to Peers
In a challenging environment for the broader mining industry, Stillwater management has been able to contain costs more effectively than its peers
Note: North American Base Metals, North American Silver, South African PGMs and North American Gold represent average change in cash costs for these groups between 2008 and 2012.
North American Base Metals: Inmet Mining, Capstone Mining, First Quantum Minerals; North American Silver: Pan American Silver, First Majestic Silver, Coeur d’Alene, Hecla Mining; South
African PGMs: Anglo American Platinum, Lonmin (FY2008 – FY2012), Aquarius Platinum, Impala Platinum (CY2012 results through 9-30-12); North American Gold: Newmont Mining,
Barrick Gold, Goldcorp, Kinross, Agnico Eagle, Yamana, IAMGOLD, Eldorado. Cash costs as presented by each company.
5%
6%
8%
12%
14%
0%
3%
6%
9%
12%
15%
Stillwater North American Silver North American Base
Metals
South African PGMs North American Gold

Clinton Group has incorporated several inappropriate measures, and excluded pertinent adjustments in its G&A figures:
Non-U.S. attributable G&A
Transaction-related expenses
Other non-recurring items (restructuring, licensing fee adjustments)
The increase in headcount and associated G&A spending is largely due to implementation of an even more rigorous safety program, and the addition of workforce and infrastructure to support growth initiatives in Montana
Increased headcount at the Stillwater and East Boulder Mines accounted for 77% of the increase in total headcount from 2009 to 2012
Clinton Group has not Utilized Appropriate G&A
Measures
($ in millions)
Note: Figures represent Montana G&A adjusted for non-recurring items.
Adjusted U.S. G&A (Montana Operations) has Been Largely Consistent Since 2009
8
$25
$26
$29
$30
–
$10
$20
$30
$40
2009 2010 2011 2012

Norilsk was a Passive Investor in Stillwater
Stillwater has Outperformed PGM Peers Since Norilsk’s Exit
(1)
Norilsk’s passive role at Stillwater is made
abundantly clear in the publicly filed Stockholder’s
Agreement that governed the relationship
(3)
Norilsk had no control over the operations or budget
of the Company
Stockholder’s Agreement provided Norilsk with the
ability to appoint a majority of the Board of Directors
Norilsk Directors appointed were independent
of Norilsk
Importantly, three excellent independent directors
who were nominated by Norilsk continue to serve on
Stillwater’s Board
Source: Bloomberg, Capital IQ
(1) Performance between 12/14/2010 and 4/9/2013
(2) South African Peers include: Aquarius Platinum, Impala Platinum, Lonmin, and Anglo American Platinum
(3) Norilsk Stockholder’s Agreement dated 6/23/2003
(2)
0
20
40
60
80
100
120
140
Dec-10 Jun-11 Nov-11 May-12 Oct-12 Apr-13
Share Price Performance
South African Peers Stillwater

Analysts are Bullish on the Prospects for Stillwater
Source: Equity Research, Thomson One.
Note: Permission to use quotes neither sought nor obtained.
(1) 3    ranked Institutional Investor Analyst in 2012
10
Broker Date Recommendation Price Target Commentary
JPMorgan 3/27/2013 Overweight $19.00 "Stillwater is unique as one of only two PGM equities that don't have exposure to labor unrest in South Africa."
CIBC World Markets 3/20/2013 Overweight $18.00 "We believe Stillwater management will be successful in fighting off this challenge and view the whole saga as a real waste of time and money."
RBC Capital Markets 3/4/2013 Sector Perform $15.00 "Recent training and labour initiatives appear to have improved the ability to grow the workforce and strong PGM prices could offset rising costs in existing operations."
Wells Fargo Securities 2/28/2013 Outperform N/A "We expect fundamentals to remain healthy through 2014, which keeps us positive on Stillwater."
Barclays
(1)
2/27/2013 Overweight $17.00 "While company-specific operating, project development, and capital allocation risks remain, in our view these risks have dissipated."
Credit Suisse 2/27/2013 Neutral $15.00 "Stillwater shares remain the best way to play a bullish palladium outlook."
rd

11 Appendix

2009 2010 2011 2012
GAAP Reported G&A $25,080 $33,016 $42,072 $40,948
Non-U.S. Attributable G&A – (828) (2,642) (7,461)
Unadjusted U.S. G&A $25,080 $32,188 $39,430 $33,487
One-Time Expenses
Norilsk-Related Expenses – ($4,955) – –
Acquisition / Disposition Expenses – (1,616) (4,969) (942)
Financing Expenses – – (5,187) (958)
Other Adjustments (8) – – (1,465)
Adjusted U.S. G&A $25,072 $25,617 $29,274 $30,122
Reconciliation of G&A Expenses
Source: Company filings.
(1) Includes restructuring expense in 2009 and non-recurring expenses related to software licensing fees in 2012.
($ in thousands)
(1)
12